SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

          Pursuant to Section 13 or (d) of the Securities Exchange Act

                                 March 20, 2006
                                 Date of Report
                                 --------------

                        (Date of Earliest Event Reported)

                           WESTERN SIERRA MINING CORP
                           --------------------------
             (Exact name of Registrant as Specified in its Charter)

                             2750 Cisco Drive South
                         Lake Havasu City, Arizona 86403
                         -------------------------------
                    (Address of Principal Executive Offices)

                                 (928) 680-5513
                            ------------------------
                         (Registrant's telephone Number)


          Utah                       899899899                85-0267213
          ----                       ---------                ----------
(State or other jurisdiction     (Commission File         (IRS Employer
of incorporation)                Number)                  Identification No.)



                                       N/A
                    -----------------------------------------
          (former name or former address if changed since last report)

Item 4. Change in Registrant's Certifying Accountant

In January of 2005, Evans Gaither & Associates resigned as the Company's independent accountants as a result of the decision by Evans Gaither & Associates to discontinue its auditing practice for publicly traded corporations. Evans Gaither & Associates audited the Company's financial statements for the fiscal year ended December 31, 2003. The report of Evans Gaither & Associates for this fiscal year did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. During the period ending November 2004, there were no disagreements with Evans Gaither & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Evans Gaither & Associates would have caused it to make reference to such disagreements in its reports.

On March 10th, 2006 the Company retained JohnsonStout, Certified Public Accountants to act as the Company's independent certified public accountants.

The Company has authorized Evans Gaither & Associates to discuss any matter relating to the Company and its operations with JohnsonStout.

The change in the Company's auditors was recommended and approved by the Board of Directors of the Company.

During the two most recent fiscal years and subsequent interim period ending December 31, 2005, the Company did not consult with JohnsonStout regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

JohnsonStout has reviewed the disclosures contained in this 8-K report. The Company has advised JohnsonStout that is has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or restating any reason why JohnsonStout does not agree with any statements made by the Company in this report. JohnsonStout has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7. Financial Statements, Exhibits and Pro Forma Financial Information

     (a)  Not Applicable
     (b)  Not Applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WESTERN SIERRA MINING CORP
                           By: /s/ Michael M. Chaffee, President
                           -------------------------------------
                                   Michael M. Chaffee



We have read and agree with the information contained in this Form 8-K of Western Sierra Mining Corp. dated March 20, 2006.


/s/ Evans, Gaither & Associates
-------------------------------
Evans, Gaither & Associates
Certified Public Accountants
Oklahoma City, Oklahoma